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CONSENT OF INDEPENDENT AUDITORS                                     Exhibit 23.1

We consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-77060, 33-93048, 333-49561, 333-56349, and 333-55827) of our
report dated January 11, 2000, with respect to the supplemental consolidated financial statements and schedule of ATMI, Inc. included in its Current Report on Form 8-K/A dated November 29, 1999, filed with the Securities and Exchange Commission.

                                                   /s/ Ernst & Young LLP

Stamford, Connecticut
January 11, 2000